SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2020 (June 1, 2020)

 CALMARE THERAPEUTICS INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-08696	36-2664428
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1375 Kings Highway East

Fairfield, CT 06824

(Address of principal executive offices)

203-368-6044

(Registrant’s Telephone Number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 1, 2020, Calmare Therapeutics Incorporated (the “Registrant”) was awarded Federal Supply Schedule Contract 36F79720D0118 (the “Agreement”), effective June 15, 2020, by the U.S. Department of Veterans Affairs (the “VA”). The Agreement authorizes $2,500,000 of orders by the VA for Calmare® Pain Therapy Devices. The Agreement was awarded under Schedule 65 II A-Medical. Equipment and Supplies under Federal Supply Schedule Solicitation RFP-797-FSS-99-0025-R9 and has a term of 5 years. A redacted copy of the award letter is provided in this Form 8-K as Exhibit 10.1.

ITEM 8.01	OTHER EVENTS.

On June 9, 2020, the Registrant issued a press release titled “Calmare Therapeutics Awarded $2.5 Million, Five-Year Contract by U.S. Department of Veteran Affairs for Calmare® Pain Therapy Devices”. A copy of the press release is provided in this Form 8-K as Exhibit 99.1.

The information in Item 8.01 of this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. The information in Item 8.01 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference.

ITEM 9.01.	Financial Statements and Exhibits

Exhibits.

10.1	Letter, dated June 1, 2020, from U.S. Federal Supply Schedule Service to Calmare Therapeutics Incorporated awarding Federal Supply Schedule Contract 36F79720D0118, effective June 15, 2020, by the U.S. Department of Veterans Affairs to Calmare Therapeutics Incorporated.
99.1	Press Release, dated June 9, 2020, titled “Calmare Therapeutics Awarded $2.5 Million, Five-Year Contract by U.S. Department of Veteran Affairs for Calmare® Pain Therapy Devices”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

June 9, 2020	By:	/s/ Conrad Mir
Conrad Mir
Chief Executive Officer

2